PayPal Funds

PayPal Money Market Fund (the “Fund”)

Supplement dated March 29, 2010 to the
Fund’s Statement of Additional Information (“SAI”)
dated April 30, 2009 (as revised December 10, 2009)

Capitalized terms not defined in this Supplement have the meaning assigned to them in the SAI.

The Fund will be closed on Friday, April 2, 2010.  Accordingly, the following information replaces the third paragraph under the heading “Shareholder Information” on page 29 of the SAI:

As noted in the Prospectus, the NAV of the Fund generally will be determined as of 5:00 p.m., Eastern time each day the Fund is open for business. The Fund is generally closed on Saturdays and Sundays and for New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. The Fund is also closed on Good Friday. The Fund may, but does not expect to, determine the NAVs of its shares on any day when the Federal Reserve Banks are not open for trading if there is sufficient trading in its portfolio securities on such days to materially affect per-share NAV. The Fund will use the NAV reported by the related Master Portfolio for its shares in calculating the related Fund’s NAVs. The Fund may change the time at which purchases and redemptions are priced if the Federal Reserve Banks close earlier than 4:00 p.m. Eastern time, when trading in the primary markets in which the Master Portfolio invests is restricted, or if an emergency exists.

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THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI
FOR FUTURE REFERENCE.